UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-13337

Date of Report: April 22, 2007

ADVANCED BATTERY TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Delaware	22-2497491
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

21 West 39th Street, Suite 2A New York, NY	10018
(Address of Principal Executive Offices)

212-391-2752

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Compensatory Arrangements of Certain Officers.

On April 22, 2007 Advanced Battery entered into an Employment Agreement dated as of April 3, 2007 with Sharon Xiaorong Tang, its Chief Financial Officer.  The agreement provides that Ms. Tang will be employed as Chief Financial Officer from April 3, 2007 to April 1, 2012.  During the term of the agreement, Advanced Battery will pay Ms. Tang an annual salary of $60,000.  At the beginning of each year of employment, Advanced Battery will issue 20,000 shares of common stock  to Ms. Tang.

Item 9.01

Financial Statements and Exhibits

Exhibits

10-a

Employment Agreement dated as of April 3, 2007 between Advanced Battery Technologies, Inc and Sharon Xiaorong Tang.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BATTERY TECHNOLOGIES, INC.

Dated: June 7, 2007

By:/s/ Fu Zhiguo

     Fu Zhiguo, Chief Executive Officer